                                                                    EXHIBIT 10.9


              PURCHASE AND SALE AGREEMENT AND ESCROW INSTRUCTIONS
              ---------------------------------------------------

THIS PURCHASE AND SALE AGREEMENT AND ESCROW INSTRUCTIONS ("Agreement") is dated as of this 24th day of July, 2000, for reference purposes only, and is made by and between TMG North First Associates, L.P., a Delaware limited partnership ("Seller"), and NetIQ Corporation, a Delaware corporation ("Buyer"). This Agreement shall be effective on the "Effective Date", which is the date on which Buyer has received from Seller a fully executed copy of this Agreement.

                               R E C I T A L S:

This Agreement is entered into on the basis of the following facts, understandings and intentions of the parties:

A. Seller is the owner of that certain real property located in San Jose, California, consisting of that property (including all buildings, structures, fixtures and other improvements located thereon or thereunder) commonly known as 3553 North First Street, San Jose, California, and more particularly described in Exhibit A attached hereto (the "Real Property").

B. Buyer desires to purchase the "Property" (as defined in Section 1.2 below) from Seller and Seller desires to sell the Property to Buyer, upon the terms and conditions stated in this Agreement. Seller, as landlord, and Buyer, as tenant, have entered into a lease, dated as of June 15, 2000, of the Property (the "New Lease"). Pursuant to Sections 1.1 and 1.2 of the New Lease, Buyer has the right to seek reimbursement from Seller in connection with certain parking lot repair costs to be paid by Buyer (the "Parking Lot Costs"). If Seller actually reimburses Buyer any Parking Lot Costs before Closing (the "Reimbursed Costs"), then at Closing, Buyer shall reimburse Seller for the full amount of the Reimbursed Costs actually reimbursed by Seller before the Closing.

C. North First Investors, LLC, a Delaware limited liability company ("Farallon") is a limited partner of Seller. Before the Closing Date, Seller may convey to Farallon or a Farallon affiliate (a "Farallon Entity") a tenancy in common interest in the Property. If such tenancy in common interest is conveyed to a Farallon Entity before Closing, then at Closing the term "Seller" as used in this Agreement shall include the original Seller and such Farallon Entity, and such Farallon Entity shall execute all documents necessary to convey title to Buyer.

D. In order to effectuate the foregoing, Seller and Buyer desire to enter into this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants of the parties herein contained and other valuable consideration, the parties agree as follows:

1.   SALE AND PURCHASE; TITLE COMPANY

     1.1  General. Subject to the terms, covenants and conditions of this
          -------
Agreement, Seller shall sell to Buyer, and Buyer shall purchase from Seller, all of the Property.

     1.2  The Property. As used in this Agreement, the term "Property" includes
          ------------
all of Seller's right, title and interest in the Real Property and all of the items referred to in Subsections 1.2.1 through 1.2.5.
                     -----------------         -----

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          1.2.1.  Personal Property. All of Seller's right, title and interest
                  -----------------
in by Seller and which is used in the operation and maintenance of the Real Property (the "Personal Property").

          1.2.2.  Rights and Privileges. All of Seller's right, title and
                  ---------------------
interest, if any, in and to all rights, privileges, tenements, hereditaments, rights-of-way, easements, appurtenances, mineral rights, development rights, air rights and riparian or littoral rights belonging or appertaining to the Real Property.

          1.2.3.  Contracts and Leases. All of Seller's right, title and
                  --------------------
interest in and to (i) all assignable service, maintenance, construction, management and other contracts relating to the operation of the Property (collectively, "Contracts"), and (ii) all leases, tenancy and occupancy agreements for all or any portion of the Real Property (collectively, "Leases").

          1.2.4.  Permits and Warranties. All of Seller's right, title and
                  ----------------------
interest in and to (i) all licenses, permits and approvals, if any ("Permits"), affecting or pertaining to the Property which, if assignable, are to be assigned to Buyer at the Closing, and (ii) all warranties, if any, ("Warranties") affecting or pertaining to the Property which, if assignable, are to be assigned to Buyer at the Closing.

          1.2.5   Reports. Any survey of the Real Property, and all reports
                  -------
and other studies regarding the soil, subsurface, topographical, environmental, hazardous materials, feasibility, engineering or traffic (the "Reports").

     1.3. Title Company.  The purchase and sale of the Property shall be
          -------------
accomplished through an escrow which Seller has established or will establish with Chicago Title Insurance Company (the "Title Company") in Oakland, California.

2.   PAYMENT OF PURCHASE PRICE
     -------------------------

     2.1. AmountERROR! BOOKMARK NOT DEFINED.. The purchase price (the
          -----------------------------------
"Purchase Price") to be paid by Buyer to Seller for the Property is Twenty-Eight Million Two Hundred Thousand Dollars ($28,200,000.00), as such amount may be adjusted as provided in this Agreement.

     2.2. Terms of Payment.  Buyer shall pay the Purchase Price to Seller as
          -----------------
follows:

          2.2.1. Deposit. Within three (3) business days of the Effective
                 -------
and as a condition precedent of the effectiveness of this Agreement, Buyer shall deliver to Title Company a cashier's check or wire transfer of funds in the amount of One Hundred Thousand Dollars ($100,000.00) (the "Initial Deposit"), as an earnest money deposit on account of the Purchase Price. Within three (3) business days of satisfaction or waiver of both of the conditions precedent set forth in Sections 4.1.1 and 4.1.5 of this Agreement, Buyer shall deliver to Title Company an additional deposit (the "Second Deposit") in the amount of Nine Hundred Thousand Dollars ($900,000.00). If the Closing Date has not previously occurred, within twenty (20) calendar days of satisfaction or waiver of both of the conditions precedent set forth in Sections 4.1.1 and 4.1.5 of this Agreement, Buyer shall deliver to Title Company an additional deposit (the "Third Deposit") in the amount of One Million Dollars ($1,000,000.00). As used in this Agreement, the term "Deposit" means the Initial Deposit, the Second Deposit, the Third Deposit (if such Third Deposit is made before the Closing
Date) and all amounts which, at the time in question, shall have been deposited into escrow by Buyer.

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     2.2.2. Payment of BalanceERROR! BOOKMARK NOT DEFINED..  The balance of the
            -----------------------------------------------
Purchase Price shall be paid in full, in cash, through escrow at the Closing.

3.   DEPOSIT.
     -------

     3.1.   Handling of Deposit.  Title Company shall deposit the Deposit in an
            -------------------
interest-bearing account, and the term "Deposit" as used in this Agreement shall include any interest earned thereon.

     3.2.   Liquidated Damages. BUYER ACKNOWLEDGES THAT THE CLOSING OF THE SALE
            ------------------
OF THE PROPERTY TO BUYER, ON THE TERMS AND CONDITIONS AND WITHIN THE TIME PERIOD SET FORTH IN THIS AGREEMENT, IS MATERIAL TO SELLER. BUYER ALSO ACKNOWLEDGES THAT SUBSTANTIAL DAMAGES WILL BE SUFFERED BY SELLER IF SUCH TRANSACTION IS NOT SO CONSUMMATED DUE TO BUYER'S DEFAULT UNDER THIS AGREEMENT. BUYER FURTHER ACKNOWLEDGES THAT, AS OF THE DATE OF THIS AGREEMENT, SELLER'S DAMAGES WOULD BE EXTREMELY DIFFICULT OR IMPOSSIBLE TO COMPUTE IN LIGHT OF THE UNPREDICTABLE STATE OF THE ECONOMY AND OF GOVERNMENTAL REGULATIONS, THE FLUCTUATING MARKET FOR REAL ESTATE AND REAL ESTATE LOANS OF ALL TYPES, AND OTHER FACTORS WHICH DIRECTLY AFFECT THE VALUE AND MARKETABILITY OF THE PROPERTY. IN LIGHT OF THE FOREGOING AND ALL OF THE OTHER FACTS AND CIRCUMSTANCES SURROUNDING THIS TRANSACTION, AND FOLLOWING NEGOTIATIONS BETWEEN THE PARTIES, BUYER AND SELLER AGREE THAT THE AMOUNT OF THE DEPOSIT REPRESENTS A REASONABLE ESTIMATE OF THE DAMAGES WHICH SELLER WOULD SUFFER BY REASON OF BUYER'S DEFAULT HEREUNDER. ACCORDINGLY, BUYER AND SELLER HEREBY AGREE THAT, IN THE EVENT OF SUCH DEFAULT BY BUYER UNDER THIS AGREEMENT, SELLER MAY TERMINATE THIS AGREEMENT BY GIVING NOTICE TO BUYER AND TITLE COMPANY. IN THE EVENT OF SUCH TERMINATION, SELLER SHALL RETAIN THE DEPOSIT AS LIQUIDATED DAMAGES IN LIEU OF ANY OTHER CLAIM SELLER MAY HAVE AT LAW OR IN EQUITY (INCLUDING, WITHOUT LIMITATION, SPECIFIC PERFORMANCE, WHICH OTHER CLAIMS SELLER HEREBY WAIVES) ARISING BY REASON OF BUYER'S DEFAULT. THE PARTIES HAVE INITIALED THIS SECTION 3.2 TO ESTABLISH THEIR INTENT SO TO LIQUIDATE DAMAGES. NOTWITHSTANDING THE FOREGOING, NOTHING CONTAINED IN THIS SECTION 3.2 SHALL BE DEEMED TO LIMIT BUYER'S OBLIGATION TO PERFORM THE "CONTINUING OBLIGATIONS" DEFINED IN SECTION 4.6 BELOW.

Seller's                              Buyer's

Initials: _________________           Initials: ___________________

4.   BUYER'S CONDITIONS PRECEDENT; INSPECTION OF PROPERTY.
     -----------------------------------------------------

     4.1.   Enumeration of Conditions. Buyer's obligation to purchase the
            -------------------------
Property shall be subject to the satisfaction (or waiver by Buyer) of each of the conditions precedent specified below in this Section 4.1, each of which is for the sole benefit of Buyer.

            4.1.1.  Inspection and Financing. On or before July 24, 2000 (the
                    ------------------------
"Due Diligence Expiration Date"), subject to the provisions of Section 4.3.1 below, Buyer shall have approved all investigations, inspections, tests, studies and analyses, including, without limitation, with respect to the soil, drainage, the existence of any hazardous materials on the Property or adjacent properties, applicable laws, codes,

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regulations and governmental approvals, zoning, availability of utilities and feasibility of the Property for the use intended by Buyer, which Buyer elects to make as provided in Section 4.3 with respect to the Property, and Buyer shall have satisfied itself that it shall be able to obtain financing for the purchase of the Property.

      4.1.2.  Property Documents.  Within three (3) business days after the
              -------------------
Effective Date, Seller shall have delivered copies, and Buyer shall have reviewed and approved, on or before the Due Diligence Expiration Date, of each of the following to the extent in Seller's direct or indirect possession:

          (a) Leases.  Each Lease.
              -------

          (b) Contracts.  Each Contract.
              ----------

          (c) Reports, Permits, Warranties.  Each Report, including all surveys,
              ----------------------------
plans, specifications, licenses, approvals, variances, waivers, certificates of approval from any governmental authority, and engineering, feasibility, traffic or other consultants' reports, tests and assessments (including, without limitation, all reports with respect to hazardous materials on, in, under or about the Real Property), if any, and all Permits and Warranties, pertaining to the development, improvement, physical condition or status of the Property, excepting appraisals, internal valuation documents, and any other attorney-client privileged or proprietary documents.

          (d) Title Policy.  A current preliminary title report for the Property
              ------------
and a copy of Seller's title insurance policy for the Property (the "Seller's Title Policy"), together with the survey of the Property prepared by Dunbar & Craig for Seller (the "Survey") and referred to in Seller's Title Policy and a copy of each document referred to in Seller's Title Policy.

      4.1.3.  Seller's Performance.  Seller shall have performed in all
              --------------------
respects, each and every agreement to be performed by Seller pursuant to this Agreement including, without limitation, timely delivery and execution by Seller of all instruments or other items required to be delivered by Seller pursuant to this Agreement, and each representation and warranty made in this Agreement by Seller shall have been true and correct as of date made and as of the Closing.

      4.1.4.  Buyer's Title Policy.  On or before the Due Diligence Expiration
              --------------------
Date, Buyer shall have reviewed and approved of the Seller's Title Policy and the Survey (updated as Buyer may require). In addition, as of the Closing, the Title Company shall have committed to issue, upon the condition of the payment of its regularly scheduled premium, the Title Policy (as defined below). If as of the Closing Title Company is not prepared to issue such commitment, then Buyer either may waive this condition precedent and proceed with the purchase or, as Buyer's sole remedy, terminate this Agreement on or before the Closing Date and receive a return of the Deposit. In the event of such termination by Buyer, neither Seller nor Buyer shall thereafter have any further rights or obligations under this Agreement, except Buyer's and Seller's obligations to perform their respective Continuing Obligations (as defined below). Buyer shall have no right to commence any action for damages, specific performance or other relief as a result of Seller's inability to deliver title to the Property subject only to the Conditions of Title approved by Buyer or Seller's unwillingness to remove or otherwise cure any title matter that is not a Condition to Title.

      4.1.5.  Permit. On or before August 21, 2000, Seller shall have received
              ------
the Site Development Plan permit required to bring the exterior of the Improvements into compliance with ADA and to reconstruct, reseal and restripe the parking area to provide approximately 290 parking spaces (the "SDP Permit"). A copy of the current draft of the SDP Permit is attached to this Agreement as Exhibit G. Buyer hereby approves the current form of the SDP Permit and Buyer shall have the right to approve, which approval shall not be unreasonably withheld or delayed, any modifications of the SDP Permit.

          4.1.6  Board Approval. On or before the Due Diligence Expiration Date,
                 --------------
Buyer shall have obtained approval of this transaction by the Board of Directors of Buyer.

          4.1.7  Other Matters. On or before the Due Diligence Expiration Date,
                 -------------
Buyer shall have reviewed and approved any other matters Buyer deems relevant to the Property.

          4.1.8  Alps Tenant. Alps Electric (USA), Inc. ("Alps") is currently a
                 -----------
tenant of a portion of the Property. On or before the Closing Date, Alps shall have fully vacated the Property and Alps shall cease to be a tenant of the Property. The date on which Alps has both vacated the Property and ceased to be a tenant of the Property shall be referred to in this Agreement as the "Alps Date".

     4.2. Right to Terminate.  Buyer shall use all due diligence to bring about
          ------------------
the satisfaction of each of Buyer's conditions precedent set forth above on or before the date which is specified for each such condition. With respect to each such condition, Buyer shall give written notice to Seller, on or before the date specified above for such condition, stating whether such condition is satisfied, unsatisfied or is waived by Buyer. If any such notice states that a condition is unsatisfied, then such notice shall state the reasons therefor in reasonable detail. Buyer's failure to give any notice with respect to a condition shall be conclusively deemed to mean that such condition is not satisfied. If Buyer notifies Seller in writing, on or before the date for satisfaction of such condition, that any condition is unsatisfied, or if any condition is deemed unsatisfied, then this Agreement shall terminate. If this Agreement is so terminated, then: (i) the Deposit shall be returned to Buyer upon Buyer's compliance with the provisions of Section 4.4; and (ii) neither Seller nor Buyer shall have any further obligations under this Agreement, except Buyer's obligation to perform the "Continuing Obligations" (as defined in Section 4.6), and Seller's obligation to perform its "Continuing Obligations" (as defined in Section 4.6.). If Buyer fails to deliver Buyer's documents and work product to Seller in compliance with Section 4.4, within ten (10) days after the termination of this Agreement, then Buyer shall forfeit the Deposit and Seller shall be entitled to have the Deposit immediately disbursed to Seller.

     4.3. Buyer's Inspection of Property.
          ------------------------------

          4.3.1.  General.  Subject to the restrictions, limitations and other
                  -------
provisions of this Section 4.3, upon at least one (1) business day's prior written or verbal notice, Seller shall allow Buyer (and its authorized representatives and agents) reasonable access to the Property, during business hours, for the purpose of making examinations, tests, analyses, investigations, surveys, inquiries and other inspections in connection with Buyer's efforts to bring about satisfaction of the conditions precedent set forth in Section 4.1. All of such examinations, tests, analyses, investigations, surveys, inquiries and other inspections shall be performed by Buyer at Buyer's sole cost and expense and shall be subject to such reasonable conditions as Seller may impose, including a requirement that Buyer and its authorized representatives and agents be accompanied by a representative of Seller while present on the Property. Buyer shall have no right to perform any borings, samplings, soils tests, groundwater tests or other physical environmental audit procedures on the Property without obtaining Seller's prior written consent, which consent shall not be unreasonably withheld or delayed. In addition, Buyer shall have the right to contact any governmental agency with respect to the Property, so long as Buyer provides Seller with prior notice and Seller, at Seller's election, shall be entitled to have a representative on any phone or other contact made by Buyer to any such governmental authority and to be present at any meeting by Buyer with any such governmental authority.

          4.3.2.  Confidentiality. Buyer, and its agents, employees, contractors
                  ---------------
and representatives, shall not disclose to any third party (including any governmental or quasi-governmental authority except as expressly set forth in
Section 4.3.1 above), the results of any examinations, tests, analyses, investigations, surveys, inquiries or other inspections conducted by, or at the request of, Buyer on or regarding the Property, except: (i) to the extent that Buyer is required to do so pursuant to applicable law, provided that, prior to such disclosure, Buyer shall notify Seller of Buyer's belief that Buyer is required to disclose such information; and (ii) to those of Buyer's consultants who require such information in order to perform the services for which they were retained. Seller, its agents, employees, contractors and representatives shall not disclose to any third party any and all confidential financial information obtained about Buyer, except (i) to the extent Seller is required to do so pursuant to applicable law, provided that, prior to such disclosure, Seller shall notify Buyer of Seller's belief that Seller is required to disclose such information; and (ii) to those of Seller's consultants who require such information in order to perform the services for which they were retained. Each party shall remain responsible for ensuring the compliance by each party's respective consultants and professionals with the provisions of this Section
4.3.2. This provision shall survive the Closing or any termination of this Agreement for a period of twelve (12) months after the termination or Closing.

          4.3.3.  Indemnity. Buyer shall indemnify, defend, protect and hold
                  ---------
Seller harmless from and against any and all loss, cost, damage, injury, claim (including claims of lien for work or labor performed or materials or supplies furnished), liability or expense (including reasonable attorneys' fees) as a result of, arising out of, or in any way connected with the exercise of Buyer's (or its agents', contractors', employees' or authorized representatives') right of entry pursuant to Section 4.3 or the performance of Buyer's due diligence
                     -----------
under this Agreement. Buyer shall promptly repair any damage to the Property caused by its entry onto the Property.

     4.4. Buyer's Work Product.  Upon termination of this Agreement for any
          --------------------
reason whatsoever (other than a default by Seller under this Agreement), Buyer shall promptly deliver to Seller all reports, plans, specifications, studies, drawings, photographs, models, surveys, test results and other documents or work product of Buyer, or its consultants, agents, employees and independent contractors, either received by Buyer from Seller or any third person, or prepared by or for Buyer, relating to the Property or in any way arising out of this Agreement. Notwithstanding any other provision of this Agreement to the contrary, Buyer's delivery to Seller of all such work product shall be a condition precedent to Buyer's right to obtain disbursement of the Deposit upon termination of this Agreement.

     4.5. Insurance. Before any entry onto the Property under Section 4.3, Buyer
          ---------                                           -----------
shall procure and furnish to Seller a certificate of insurance showing that Buyer has obtained a policy of commercial liability insurance with combined single limit coverage of $1,000,000.00, naming Buyer as an insured and Seller as an additional insured, which shall be issued by a responsible insurer approved by Seller and licensed to conduct insurance business in California. Such insurance policy shall expressly provide that such insurance may not be canceled or reduced in scope or coverage without at least thirty (30) days' prior written notice to Seller.

     4.6. "Continuing Obligations".  For purposes of this Agreement, the
          ------------------------
"Continuing Obligations" means, collectively, (i) the obligations of Buyer which are set forth in Sections 4.3, 4.4 and 4.5 (subject to the time limitations
                 ------------  ---     ---
expressly set forth herein); (ii) Buyer's indemnification contained in this Agreement, including those contained in Subsection 4.3.3, Section 9.3 and
                                        ----------------  ------------
Article 12 (subject to the time limitations expressly set forth herein); (iii)
-----------
Buyer's obligation under Section 13.6; and Seller's obligation set forth in
                         ------------
Section 4.3.2 (subject to the time limitations expressly set forth herein).
--------------

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5.   SELLER'S CONDITIONS PRECEDENT.
     -----------------------------

     5.1. Enumeration of Conditions. Seller's obligation to sell the Property to
          -------------------------
Buyer shall be subject to the satisfaction (or waiver by Seller) of each of the conditions precedent specified below in this Section 5.1.

          5.1.1.  Buyer's Performance.  Buyer's performance of all of its
                  -------------------
obligations under this Agreement as of the applicable dates set forth in this Agreement.

     5.2. Right to Terminate.  Seller shall give written notice to Buyer and
          ------------------
Title Company stating whether such condition is satisfied, unsatisfied or is waived by Seller. Seller's failure to give such notice shall be conclusively deemed to mean that such condition is satisfied. If such condition remains unsatisfied as of the date specified above for such condition, then Seller may terminate this Agreement by giving written notice to Buyer. In the event of any such termination, the Deposit shall be paid to Seller, and neither Seller nor Buyer shall have any further obligations under this Agreement, other than Buyer's and Seller's obligation to perform their respective Continuing Obligations.

6.   TITLE.  Title to the Real Property shall be conveyed from Seller to Buyer
     -----
by grant deed (the "Deed"), subject to: (i) liens to secure payment of real estate taxes and assessments not delinquent; (ii) applicable zoning and use laws, ordinances, rules and regulations of any municipality, township, county, state or other governmental agency or authority; (iii) all matters disclosed by the Survey or that are actually known to Buyer; (iv) any exceptions or matters created by Buyer, its agents, employees or representatives; (v) all exceptions of record which are enumerated on Exhibit B attached to this Agreement (which are all of the exceptions set forth in Seller's Title Policy, other than Seller's existing deed of trust); (vi) all Contracts and Reports; and (vii) such other exceptions as Buyer may approve in writing after the Due Diligence Expiration Date, and Buyer will be deemed to have approved in writing any such other exception if it fails to give Seller written notice of its objection thereto within five (5) business days after Buyer receives written notice of the same. The foregoing exceptions to title are referred to collectively as the "Conditions of Title". Conclusive evidence of delivery of title in accordance with the foregoing shall be the willingness of Title Company to issue to Buyer, upon payment of its regularly scheduled premiums, its ALTA owner's policy of title insurance, in the amount of the Purchase Price, showing title to the Real Property vested of record in Buyer, subject only to the approved Conditions of Title (and the standard printed exceptions and conditions in the policy of title insurance), together with the endorsements set forth in Seller's Title Policy (the "Title Policy").

7.   DAMAGE, DESTRUCTION OR TAKING AND OPERATION.
     -------------------------------------------

     7.1  Damage and Destruction.   If at any time prior to the Closing, Seller
          ----------------------
reasonably determines that the Real Property has been destroyed or damaged by earthquake, flood or other casualty and that such damage will require more than $1,000,000.00 to repair (a "Casualty"), or if a proceeding is instituted for the taking of all or any material portion of the Real Property under the power of eminent domain (a "Taking"), then Buyer shall have the right by giving written notice to Seller and Title Company within fifteen (15) days after the date of receipt of written notice of any such Casualty or Taking, either to: (i) consummate the purchase of the Property in accordance with this Agreement, in which event Seller shall assign to Buyer at the Closing (A) any insurance proceeds payable to Seller on account of such Casualty (excluding rental income insurance proceeds allocable to the period prior to Closing) or (B) any award payable to Seller by reason of the Taking (excluding any award for a temporary taking to the extent allocable to the period prior to Closing), as the case may be; or (ii) terminate this Agreement effective as of the date such notice of termination is given. If Buyer fails to give such notice within such 15-day period, then Buyer shall be deemed to have elected to terminate this Agreement pursuant to this Article 7. The Closing Date shall be deferred, if necessary,
                 ---------
to permit Buyer to
have the 15-day period following receipt of notice of a Casualty or a Taking to make the election specified hereinabove. If Buyer terminates this Agreement pursuant to this Article 7, then the Deposit shall be returned to Buyer, and
                 ---------
neither Seller nor Buyer shall have any further obligations under this Agreement, except Buyer's obligation to perform the Continuing Obligations. However, notwithstanding the foregoing, Buyer's delivery of Buyer's work product to Seller in compliance with Section 4.4 shall be a condition precedent to
                             -----------
Buyer's right to obtain disbursement of the Deposit upon termination of this Agreement pursuant to this Article 7. Before Closing, Seller shall continue to
                           ---------
carry and maintain its current insurance pertaining to the Property, including the insurance required to be carried by Seller pursuant to Section 9.2 of the New Lease. In addition to the foregoing, if Seller reasonably determines that the Real Property has been destroyed or damaged by earthquake, flood or other casualty and that such damage will require less than $1,000,000.00 to repair, then at Closing Seller shall assign to Buyer any insurance proceeds payable to Seller on account of such Casualty (excluding rental income insurance proceeds allocable to the period prior to Closing).

     7.2  Operation of Property. During the period between the Effective Date of
          ---------------------
this Agreement and the earlier to occur of (i) the Closing Date or (ii) the termination of this Agreement, Seller shall operate the Property in the same manner in which Seller operated the Property before the date of this Agreement (such operation obligations not including capital expenditures or expenditures not incurred in the normal course of business). Seller shall be obligated to continue to carry the insurance required by Section 9.2 of the New Lease. After the Effective Date, Seller shall not convey any ownership interest in the Property and will not enter any agreement which would encumber title to the Property except as otherwise permitted pursuant to the terms of this Agreement.

8.   SELLER'S REPRESENTATIONS AND WARRANTIES.
     ---------------------------------------

     8.1. General; Seller's Knowledge. Seller makes the covenants,
          ---------------------------
representations and warranties set forth in Sections 8.2.1 through 8.2.9, each
                                            --------------         -----
of which (i) (together with the provisions of Section 7.2) shall survive the Closing for a period of twelve (12) months regardless of what investigations Buyer shall have made with respect thereto prior to the Closing (and Seller shall have no liability to Buyer hereunder after such date if any claim is not set forth in a lawsuit that is properly filed and served on Seller within such twelve (12)- month period), (ii) is material and being relied upon by Buyer,
(iii) is true in all respects as of the date hereof, and (iv) shall be true as of the Closing. As used in this Agreement, the term "Seller's Current Actual Knowledge" means the current actual knowledge of Cathy Greenwold, Scott C. Verges and/or Lynn Tolin ("Seller's Representatives"), without any obligation of inquiry, and such term shall not include the knowledge of any other person or firm, it being understood by Buyer that (i) Seller's Representatives were not involved in the operation of the Property before Seller's acquisition of the Property, (ii) Seller's Representatives are not charged with knowledge of any of the acts or omissions of predecessors in title to the Property or the management of the Property before Seller's acquisition of the Property, and (iii) Seller's Current Actual Knowledge shall not apply to, or be construed to include, information or material which may be in the possession of Seller generally or incidentally, but of which Seller's Representatives are not actually aware.

     8.2. Representations and Warranties.  Seller hereby makes the following
          ------------------------------
representations and warranties as of the date of this Agreement:

          8.2.1.  Leases.  To Seller's Current Actual Knowledge, attached hereto
                  ------
as Exhibit C is a current, accurate list of all of the Leases.

          8.2.2.  Hazardous Materials; Applicable Laws. To Seller's Current
                  ------------------------------------
Actual Knowledge, except as disclosed by Seller to Buyer on or before the Due Diligence Expiration Date, and except as disclosed in any documents or reports delivered by Seller to Buyer before the Due Diligence Expiration Date, Seller has not received written notice from any governmental authority of the need of Seller to take any remedial or corrective action under any environmental laws with respect to any hazardous materials on, in or under the Real Property, or that the present use and operation of the Property is in violation of any laws, including (i) the ADA, (ii) Title 24 of the California Administrative Code and other similar federal, state and local laws, or (iii) applicable building codes and any other laws relating to the construction or design of the improvements on the Property, including fire, safety, handicapped access or seismic design. As used in this Agreement, "environmental laws" means all present and future statutes, ordinances, orders, rules and regulations of all federal, state and local governmental agencies relating to the use, generation, manufacture, installation, release, discharge, storage, transportation or disposal of hazardous materials; and "hazardous materials" means petroleum, asbestos, polychlorinated biphenyls, radioactive materials, radon gas, underground storage tanks or any chemical, material or substance now or hereafter defined as or included in the definition of "hazardous substances", "hazardous wastes", "hazardous materials", "extremely hazardous waste", "restricted hazardous waste" or "toxic substances", or words of similar import, under any environmental laws.

      8.2.3.  Condemnation. To Seller's Current Actual Knowledge, Seller has
              ------------
not received written notice of any pending condemnation or eminent domain proceedings affecting the Real Property or any part thereof.

      8.2.4.  Due Authorization. Seller has been duly authorized to execute and
              -----------------
perform its obligations under this Agreement. The persons signing this Agreement on behalf of Seller have the power and authority to do so and to bind Seller to this Agreement. All the instruments, agreements and other documents executed by Seller which are to be delivered to Buyer at the Closing are and at the time of the Closing will be duly authorized, executed and delivered by Seller.

      8.2.5.  Non-Foreign Person. Seller is not a foreign person as defined in
              ------------------
Internal Revenue Code Section 1445(f)(3) and Seller is not subject to withholding under Section 26131 of the California Revenue and Taxation Code. At the Closing, Seller shall deliver to Buyer through Escrow a declaration under penalty of perjury confirming the foregoing statement.

      8.2.6.  No Official Notices. To Seller's Current Actual Knowledge, except
              -------------------
as disclosed by Seller to Buyer on or before the Due Diligence Expiration Date, and except as disclosed in any documents or reports delivered by Seller to Buyer before the Due Diligence Expiration Date, Seller has not received any written notice from any insurance company, the Board of Fire Underwriters or any similar rating organization requiring or requesting that any work or repairs be done at or to the Real Property or that the present use and operation of the Property is in violation of any laws.

      8.2.7.  No Consents. To Seller's Current Actual Knowledge, no consent to
              -----------
the sale and conveyance of the Property by Seller is required to be obtained from any governmental agency or public administrative body.

      8.2.8   No Bankruptcy. Seller has not (i) made a general assignment for
              -------------
the benefit of creditors, (ii) filed any voluntary petition in bankruptcy or suffered the filing of any involuntary petition by Seller's creditors, (iii) suffered the appointment of a receiver to take possession of all, or substantially all, of Seller's assets, (iv) suffered the attachment or other judicial seizure of all, or substantially all, of Seller's assets, (v) admitted in writing its inability to pay its debts as they come due, or (vi) made an offer of settlement, extension or composition to its creditors generally.

          8.2.9  No Proceedings.  To Seller's Current Actual Knowledge, Seller
                 --------------
has received no written notice of litigation or administrative proceedings affecting the Property.

     8.3. Limitations on Seller's Representations and Warranties.  In the event
          ------------------------------------------------------
of any breach by Seller of any of such covenants, representations or warranties which is discovered prior to the Due Diligence Expiration Date or the Closing, Buyer's sole remedy shall be to elect in writing to terminate this Agreement on or before the Due Diligence Expiration Date or the Closing Date, respectively. In no event shall Seller be liable for any indirect or consequential damages on account of Seller's breach of any covenant, representation or warranty contained in this Agreement or any certificate delivered in connection with this Agreement; and Seller's total liability to Buyer for any and all breaches of any covenant, representation or warranty contained in this Agreement or any certificate delivered in connection with this Agreement shall not exceed $1,500,000.00, in the aggregate.

9.   SELLER'S DISCLAIMER; RELEASE AND INDEMNIFICATION OF SELLER.
     -----------------------------------------------------------

     9.1. Seller's Disclaimer.  Except for the representations and warranties
          -------------------
by Seller set forth in Section 8.2, Buyer acknowledges and agrees that the
                       -----------
sale of the Property to Buyer is made without any warranty or representation of any kind by Seller, either express or implied, with respect to any aspect, portion or component of the Property, including: (i) the physical condition, nature or quality of the Property, including the quality of the soils on and under the Property and the quality of the labor and materials included in any buildings or other improvements, fixtures, equipment or personal property comprising a portion of the Property; (ii) the fitness of the Property for any particular purpose; (iii) the presence or suspected presence of hazardous materials on, in, under or about the Property (including the soils and groundwater on and under the Property); or (iv) existing or proposed governmental laws or regulations applicable to the Property, or the further development or change in use thereof, including environmental laws and laws or regulations dealing with zoning or land use. Buyer further agrees and acknowledges that, as of the Closing, Buyer shall have made such feasibility studies, investigations, environmental studies, engineering studies, inquiries of governmental officials, and all other inquiries and investigations, which Buyer shall deem necessary to satisfy itself as to the condition, nature and quality of the Property and as to the suitability of the Property for Buyer's purposes. Buyer further agrees and acknowledges that, in purchasing the Property, Buyer shall rely entirely on its own investigation, examination and inspection of the Property and its analysis and evaluation of the property documents furnished by Seller to Buyer pursuant to Subsection 4.1.2, and not
                                                   ----------------
upon any representation or warranty of Seller, or any agent or representative of Seller, which is not set forth in Section 8.2. THEREFORE, BUYER AGREES THAT, IN
                                  -----------
CONSUMMATING THE PURCHASE OF THE PROPERTY PURSUANT TO THIS AGREEMENT, BUYER SHALL ACQUIRE THE PROPERTY IN ITS THEN CONDITION, "AS IS, WHERE IS" AND WITH ALL FAULTS, AND, SUBJECT TO SELLER'S REPRESENTATIONS AND WARRANTIES SET FORTH IN
SECTION 8.2, SOLELY IN RELIANCE ON BUYER'S OWN INVESTIGATION, EXAMINATION, INSPECTION, ANALYSIS AND EVALUATION OF THE PROPERTY. The agreements and acknowledgments contained in this Section 9.1 constitute a conclusive admission
                                  -----------
that Buyer, as a sophisticated, knowledgeable investor in real property, shall acquire the Property solely upon its own judgment as to any matter germane to the Property or to Buyer's contemplated use of the Property, and not upon any statement, representation or warranty by Seller, or any agent or representative of Seller, which is not expressly set forth in this Agreement. At the Closing, upon the request of Seller, Buyer shall execute and deliver to Seller a certificate of Buyer reaffirming the foregoing.

   9.2.   Buyer's Release of Seller.  Buyer hereby waives, releases and forever
          --------------------------
discharges Seller and its officers, directors, employees and agents from any and all claims, actions, causes of action, demands, liabilities, damages, costs, expenses or compensation whatsoever, whether direct or indirect, known or unknown, foreseeable or unforeseeable, which Buyer may have as of the Closing or which may arise in the future on account of or in any way arising out of or connected with the Property, including: (i) the physical condition, nature or quality of the Property (including the soils and groundwater on and under the Real Property); (ii) the presence or release in, under, on or about the Property (including the soils and groundwater on and under the Real Property) of any hazardous materials; and (iii) the ownership, management or operation of the Property. At the Closing, upon the request of Seller, Buyer shall deliver to Seller a certificate of Buyer reaffirming the foregoing. Buyer hereby waives the protection of California Civil Code Section 1542, which reads as follows:

            "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor."

Buyer's

Initials: _______________________

However, the foregoing provisions of this Section 9.2 shall not serve to release
                                          -----------
Seller from any breach of the express representations and warranties set forth in Section 8.2.
   -----------

     9.3. Buyer's Indemnification of Seller.  Buyer shall indemnify, defend,
          ---------------------------------
protect and hold Seller harmless from and against any and all claims, actions, causes of action, demands, liabilities, damages, costs and expenses (including reasonable attorneys' fees), whether direct or indirect, known or unknown, foreseeable or unforeseeable, which may be asserted against or suffered by Seller at any time after the Closing only on account of the following with respect to the Property: (i) the physical condition, nature or quality of the Property (excluding the soils and groundwater on and under the Real Property to the extent hazardous materials are involved); and (ii) the ownership, management or operation of the Property, including any claim or demand by any tenant for the refund or return of any security deposit or other deposit. At the Closing, upon the request of Seller, Buyer shall deliver to Seller a certificate reaffirming the foregoing. However, notwithstanding the foregoing provisions of this Section 9.3, Buyer shall have no obligations to Seller under this Section
     -----------                                                       -------
9.3 with respect to any claims, actions, causes of action, demands, liabilities,
---
damages, costs or expenses to the extent based upon any fact or circumstance with respect to which Seller shall have breached an express representation or warranty contained in Section 8.2. Except as provided by any applicable law,
                      -----------
Buyer shall not be obligated to indemnify Seller with respect to the presence or release in, under, on or about the Property (including the soils and groundwater on and under the Real Property) of any hazardous materials.

     9.4. Flood Hazard Zone.  Buyer acknowledges that if the Real Property is
          -----------------
located in an area which the Secretary of HUD has found to have special flood hazards, then pursuant to the National Flood Insurance Program, Buyer will be required to purchase flood insurance in order to obtain any loan secured by the Real Property from any federally regulated financial institution or a loan insured or guaranteed by an agency of the United States government. Buyer shall have sole responsibility to determine whether the Real Property is located in an area which is subject to the National Flood Insurance Program.

     9.5. Seller's Environmental Inquiry.  Buyer acknowledges and agrees that
          ------------------------------
the sole inquiry and investigation Seller has conducted in connection with the environmental condition of the Property is to obtain the environmental report or reports that Seller has provided to Buyer, and that, for purposes of California

Health and Safety Code Section 25359.7, Seller has acted reasonably in solely relying upon said inquiry and investigation.

     9.6.  Natural Hazard Disclosure Requirement Compliance.  Buyer and Seller
           ------------------------------------------------
acknowledge that Seller or "Broker" (as hereinafter defined) is required to disclose if the Property lies within the following natural hazard areas or zones: (1) a special flood hazard area designated by the Federal Emergency Management Agency (Cal. Civ. Code Section 1102.17); (2) an area of potential flooding (Cal. Gov. Code Section 8589.4); (3) a very high fire hazard severity zone (Cal. Gov. Code Section 51183.5); (4) a wild land area that may contain substantial forest fire risks and hazards (Pub. Resources Code Section 4136);
(5) an earthquake fault zone (Pub. Resources Code Section 2621.9); or (6) a seismic hazard zone (Pub. Resources Code Section 2694). Buyer and Seller acknowledge that they have employed the services of JCP Geologists, Inc., 10950 North Blaney Avenue, Cupertino, California 95014, (800) 748-5233 (which, in such capacity is herein called "Natural Hazard Expert") to examine the maps and other information specifically made available to the public by government agencies for the purpose of enabling each of Seller and Broker to fulfill its disclosure obligations with respect to the natural hazards referred to in California Civil Code Section 1102.6c(a) and to report the result of its examination to Buyer and Seller in writing. The written report prepared by the Natural Hazard Expert regarding the results of its examination fully and completely discharges Seller and Broker from their disclosure obligations referred to herein, and, for the purpose of this Agreement, the provisions of Civil Code Section 1102.4 regarding the non-liability of each of Seller and Broker for errors or omissions not within its personal knowledge shall be deemed to apply and the Natural Hazard Expert shall be deemed to be an expert, dealing with matters within the scope of its expertise with respect to the examination and written report regarding the natural hazards referred to above. The obligations of Seller and Broker are several (and not joint and not joint and several) and, without limitation, in no event shall Seller have any responsibility for matters not actually known to Seller.

10.  BUYER'S REPRESENTATIONS AND WARRANTIES.
     ---------------------------------------

     10.1. General. Buyer makes the covenants, representations and warranties
           -------
set forth in Sections 10.2 and 10.3, each of which (i) shall survive the Closing for a period of twelve (12) months regardless of what investigations Seller shall have made with respect thereto prior to the Closing (and Buyer shall have no liability to Seller hereunder after such date if any claim is not asserted by written notice from Seller to Buyer within such twelve (12)- month period), (ii) is material and being relied upon by Buyer, (iii) is true in all respects as of the date hereof, and (iv) shall be true as of the Closing.

     10.2. Organization. If Buyer is not a natural person, Buyer is duly
           ------------
organized, validly existing and in good standing under the laws of the State of California.

     10.3. Authorization.  All the instruments, agreements and other documents
           -------------
executed by Buyer which are to be delivered to Seller at the Closing are, and at the time of Closing will be, duly authorized, executed and delivered by Buyer.

11.  CLOSING.
     -------

     11.1. Closing.  The transaction contemplated by this Agreement shall be
           -------
consummated through escrow at the office of Title Company on August 15, 2000 (the "Closing Date"); provided, however, that if the Alps Date has not occurred before August 14, 2000, then Buyer shall have the option (which may be exercised by delivery of written notice to Seller) either: (i) to terminate this Agreement and receive a full refund of the Deposit (in which case neither Seller nor Buyer shall have any further rights or obligations under this Agreement, except Buyer's and Seller's obligations to perform their respective Continuing Obligations), or (ii) to extend the Closing Date to a date not later than September 12, 2000. For purposes of this Agreement, the term "Closing" shall mean the consummation of the sale and conveyance of the Property to Buyer as evidenced by recordation of the Deed.

     11.2.  Seller's Delivery Into Escrow.  Seller shall deliver the following
            -----------------------------
items into escrow:

            11.2.1. Deed.  The Deed, duly executed and acknowledged by Seller,
                    -----
except that the amount of any transfer tax shall not be shown on the Deed, but shall be set forth on a separate affidavit or instrument which, after recordation of the Deed, shall be attached thereto so that the amount of such transfer tax shall not be of record. The Deed shall be in the form of Exhibit E
                                                                      ---------
attached to this Agreement.

            11.2.2  Bill of Sale. A bill of sale ("Bill of Sale") in the form
                    ------------
set forth on Exhibit F, attached to this Agreement conveying the Personal
             ---------
Property to Buyer;

            11.2.3  No Unpaid Liens. An affidavit satisfactory to the Title
                    ---------------
Company stating that there are no unpaid claims for labor or materials furnished to the Property;

            11.2.4  Non-Foreign Person Certificate.  An affidavit in the form of
                    -------------------------------
attached Exhibit D stating that Seller is not a "foreign person" under U.S.C.
         ---------
Section 1445(f)(3).

          11.2.5  Closing Costs. Seller's share of the closing costs (as defined
                  -------------
in Section  11.6 below), if necessary; and

          11.2.6. Other Documents. Such other documents or instruments as may
                  ---------------
be reasonably required to consummate this transaction in accordance with the terms and conditions herein contained, such as appropriate escrow instructions to Title Company.

11.3.     Buyer's Delivery Into Escrow.  Buyer shall deliver the following items
          -----------------------------
into escrow:

      11.3.1.  Cash.  Immediately available funds in the following amounts:  (i)
               -----
the balance of the Purchase Price; (ii) such amount, if any, as is necessary for Buyer to pay Buyer's share of the closing costs and prorations specified in

Sections 11.5 and 11.6; (iii) the amount of the Reimbursed Costs if paid by
-------------     ----
Seller prior to Closing; and (iv) any other amounts required to close escrow in accordance with the terms of this Agreement.

      11.3.2.  Other Documents.  Such other documents and instruments as may be
               ----------------
reasonably required in order to consummate this transaction in accordance with the terms and conditions of this Agreement, such as appropriate escrow instructions to Title Company.

      11.3.3.  Evidence of Authorization.  Such evidence as shall reasonably
               --------------------------
establish that Buyer's execution of this Agreement and performance of its obligations hereunder have been duly authorized and that the person or persons executing this Agreement on behalf of Buyer have been duly authorized and empowered to do so.

   11.4.  Seller's and Buyer's Joint Delivery Into Escrow.  Seller and Buyer
          ------------------------------------------------
jointly shall deliver the following items into escrow:

          11.4.1.  Assignment and Assumption Agreements. A document by which
                   ------------------------------------
Seller assigns to Buyer, and Buyer assumes, the Leases, Contracts, permits and warranties which will survive the Closing (the "Assignment"). The Assignment shall be in the form attached to this Agreement as Exhibit D.
                                                   ---------

          11.4.2.  Other Documents.  Such other documents and instruments as
                   ---------------
may be reasonably required to consummate this transaction in accordance with the terms and conditions of this Agreement.

   11.5.  Closing Prorations.  At the Closing, all items of income and expense
          -------------------
of the Property shall be prorated as provided in this Section 11.5 on the basis
                                                      ------------
of a 360-day year, actual days elapsed for the month in which the Closing occurs, as of midnight on the day immediately preceding the Closing Date.
Except as provided in this Section 11.5, income and expenses attributable to the
                           ------------
period prior to the Closing Date shall be for the account of Seller, and income and expenses attributable to the period on and after the Closing Date shall be for the account of Buyer. Property taxes and assessments shall be prorated through escrow, and all other items of income and expense shall be prorated outside of escrow on the Closing Date by the parties. Without limiting the generality of the foregoing, the following items shall be prorated through escrow as described above:

      (a) Current rents collected by Seller under the New Lease.

      (b) All current real and personal property taxes, non-delinquent bonds or improvement assessments, general and special, non-delinquent public or governmental charges or assessments affecting the Property (including current assessments, liens or encumbrances for sewer, water, drainage or other public improvements whether completed or commenced on, or prior to, the date of this Agreement). If the Closing Date occurs before the tax rate or assessment is fixed, the proration of such taxes and assessments by Title Company shall be made at the Closing based upon the most recent tax bills available, and adjusted when the tax rate or assessment is fixed by Seller or Buyer promptly delivering to the other the amount determined to be due.

      (c) Water and sewer charges on the basis of the fiscal year for which assessed (if these are not prorated as part of a tax bill), but if there are water meters on the Real Property, Seller, to the extent it is able, shall furnish a reading effective the Closing Date, or if not feasible to do so, to a date not more than thirty (30) days prior to the Closing Date, and the unfixed meter charges based thereon for the intervening period shall be apportioned on the basis of such last reading. Upon the taking of a subsequent actual reading, such apportionment shall be readjusted and Seller or Buyer, as the case may be, shall promptly deliver to the other the amount determined to be due upon such readjustment. If Seller is unable to furnish such prior reading, any reading subsequent to the Closing Date shall be apportioned on a per diem basis from the date of the reading immediately prior thereto and Seller shall pay the proportionate charges due up to the Closing Date. Unpaid water meter bills that are the obligations of tenants under their respective Leases and that are billed directly to such tenants shall not be adjusted.

      (d) Amounts paid or payable in respect of the Contracts which Buyer assumes at the Closing.

      (e) Electricity, gas, telephone and other utilities and HVAC costs, expenses and income, except to the extent that tenants pay such costs directly to the supplier of such services.

      (f) In addition to the foregoing, at Closing, Buyer shall pay to Seller an amount equal to the Reimbursed Costs if paid by Seller prior to Closing.

     11.6.  Closing Costs.  Seller shall pay the following closing costs: (i)
            -------------
all fees and costs for releasing all encumbrances, liens and security interests of record which are not Conditions of Title; (ii) the premium for the CLTA portion of Buyer's policy of title insurance; (iii) county documentary or other transfer taxes payable upon recordation of the Deed; and (iv) the cost of recording the Deed. Buyer shall pay the following closing costs: (i) the premium for Buyer's policy of title insurance in excess of the cost of a CLTA policy, plus the cost of all endorsements to such policy; (ii) any and all costs, fees, title insurance premiums and other charges payable in connection with any financing obtained by Buyer to acquire the Property, including all escrow fees relating to the funding and/or recordation of such financing; and (iii) all escrow fees (excluding the cost to record the Deed). Each party shall pay one-half of any escrow cancellation fee charged by Title Company in connection with the purchase and sale of the Property in accordance with this Agreement and one-half of any city transfer tax. All other closing costs shall be paid by the parties in accordance with the custom then prevailing in the County in which the Real Property is located.

   11.7.    INTENTIONALLY OMITTED.
            ----------------------

     11.8.  Possession.  Seller shall deliver exclusive possession of the
            ----------
Propertycto Buyer at the Closing.

     11.9.  Closing Procedure.  Title Company shall close escrow when it is in a
            -----------------
position to: (i) pay to Seller, in immediately available funds, the amount of the Purchase Price, as such amount may be increased or decreased as a result of the allocation of the closing costs and prorations as specified in Sections 11.5
                                                                   -------------
and 11.6 and Seller's obligations with respect to security deposits as specified
    ----
in Section 11.7; and (ii) issue to Buyer the policy of title insurance referred
   ------------
to in Article 6.
      ---------

     11.10. Escrow.  Within three (3) business days after the Effective Date,
            ------
Buyer and Seller shall deposit an executed counterpart of this Agreement with the Title Company and this Agreement shall serve as instructions to the Title Company for consummation of the purchase and sale contemplated hereby. Seller and Buyer shall execute such supplemental escrow instructions as may be appropriate to enable the Title Company to comply with the terms of this Agreement, provided such supplemental escrow instructions are not in conflict with this Agreement. In the event of any conflict between the provisions of this Agreement and any supplementary escrow instructions signed by Buyer and Seller, the terms of this Agreement shall control.

     11.11. Compliance.  The Title Company shall comply with all applicable
            ----------
federal, state and local reporting and withholding requirements relating to the close of the transactions contemplated herein. Without limiting the generality of the foregoing, to the extent the transactions contemplated by this Agreement involve a real estate transaction within the purview of Section 6045 of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), Title Company shall have sole responsibility to comply with the requirements of
Section 6045 of the Internal Revenue Code (and any similar requirements imposed by state or local law). For purposes of this Section 11.11, Seller's tax identification number is 94-3356959. Title Company shall hold Buyer, Seller and their counsel free and harmless from and against any and all liability, claims, demands, damages and costs, including reasonable attorney's fees and other litigation expenses, arising or resulting from the failure or refusal of Title Company to comply with such reporting requirements.

12.  BROKERS.  Seller and Buyer each warrant and represent to the other that no
     -------
person, firm or entity other than Cornish & Carey Commercial ("Broker"), who or which has been retained by Buyer and Seller, is in a position to claim a real estate brokerage commission, due diligence fee or finder's fee as a procuring cause of this transaction based upon contacts with such party or the Property, and each party shall indemnify, defend, protect and hold the other party harmless from and against any and all claims, actions, causes of action, demands, liabilities, damages, costs and expenses (including attorneys' fees) arising as a result of a breach of the foregoing warranty and representation. Pursuant to a separate agreement, if and only if close of escrow occurs pursuant to this Agreement, Seller shall pay all commissions and fees owing to Broker. Seller hereby discloses to Buyer that Seller is a licensed California real estate broker.

13.  MISCELLANEOUS.
     --------------

     13.1.  Notices.  All notices, demands or other communications of any type
            -------
given by either party to the other or to Title Company, whether required by this Agreement or in any way related to this transaction, shall be in writing and delivered: (i) by hand or Federal Express or similar courier service; or (ii) by United States Mail, as a certified item, return receipt requested, and deposited in a Post Office or other depository under the care or custody of the United States Postal Service, with proper postage affixed; (iii) or by facsimile, with a hard copy to be delivered by either of the methods described in subsections
(i) or (ii) above.  Each notice to a party shall be addressed as follows:

To Seller:  100 Bush St., Suite 2600
            San Francisco, CA 94104
            Attn.:  Ms Cathy Greenwold
            Telephone:  (415) 772-5900
            Fax Number: (415) 772-5911

To Buyer:   5410 Betsy Ross Drive
            Santa Clara, CA  95054
            Attn.: Mr. Jim Barth
            Telephone:  (408) 330-7069
            Fax Number:  (408) 330-0959

Any notice delivered by hand or Federal Express or similar courier service shall be deemed to be delivered when actual delivery is made. Any notice deposited in the United States Mail in the manner required above shall be deemed to be delivered three (3) calendar days after the date of such deposit, and any time periods provided for herein during which a party may act shall not commence until such notice is deemed to be so delivered. Either party hereto may change its address by notice given as provided herein to the other party and Title Company.

     13.2.  Survival of Provisions.  Subject to the express time limitations set
            ----------------------
forth in this Agreement, each representation, warranty, covenant or agreement contained in this Agreement (including Buyer's obligations pursuant to Subsection 4.3.3, Section 9.3 and Article 12) shall survive and be binding and
----------------  ------------    ----------
enforceable following the Closing and shall not be deemed to be merged into, or waived by delivery or recordation of, the Deed or any other instruments delivered at the Closing.

     13.3.  Rules of Construction.  Where required for proper interpretation,
            ---------------------
words in the singular shall include the plural; the masculine gender shall include the neuter and the feminine, and vice versa. The headings of the Articles, Sections, Subsections and paragraphs contained in this Agreement are included only for convenience of reference and shall be disregarded in the construction and interpretation of this Agreement. References in this Agreement to Articles, Sections, Subsections and paragraphs are references to the Articles, Sections, Subsections and paragraphs contained in this Agreement.
Each reference in this Agreement to an Article shall be deemed a reference to all Sections and Subsections contained within such Article; each reference to a Section shall be deemed a reference to all Subsections contained within such Section. This

Agreement has been fully negotiated at arms' length between the parties, after advice by counsel and other representatives chosen by the parties, and the parties are fully informed with respect thereto. No party shall be deemed the scrivener of this Agreement and, accordingly, the provisions of this Agreement shall be construed as a whole according to their common meaning and not strictly for or against any party. Use in this Agreement of the words "including" or "such as", or words of similar import, following any general term, statement or matter shall not be construed to limit such term, statement or matter to the enumerated items, whether or not language of non-limitation (such as "without limitation" or "but not limited to") are used with reference thereto, but rather shall refer to all items or matters that could reasonably fall within the broadest scope of such term, statement or matter.

   13.4.  Amendment; Waivers.  This Agreement may not be modified or amended
          ------------------
except by an agreement in writing signed by the parties hereto. A party may waive any of the conditions contained herein or any of the obligations of the other party hereunder, but any such waiver shall be effective only if in writing and signed by the party waiving such conditions or obligations.

   13.5.  Time of Essence.  Time is of the essence of this Agreement and each
          ---------------
provision hereof.

   13.6.  Attorneys' Fees.  If either party brings an action or proceeding at
          ---------------
law or in equity to interpret or enforce this Agreement or any provisions contained herein, or to seek damages or other redress for a breach, the prevailing party shall be entitled to recover, in addition to all other remedies or damages, reasonable attorneys' fees and court costs incurred in such action or proceeding.

   13.7.  Governing Law.  This Agreement shall be construed and interpreted in
          -------------
accordance with the laws of the State of California.

   13.8.  Entire Agreement.  This Agreement, including the exhibits hereto,
          ----------------
constitutes the entire agreement between the parties pertaining to the subject matter hereof and supersedes all prior and contemporaneous agreements and understandings of the parties in connection therewith. No representation, warranty, covenant, agreement or condition not expressed in this Agreement shall be binding upon the parties hereto or shall affect or be effective to interpret, change or restrict the provisions of this Agreement.

   13.9.  Assignment; Successors and Assigns.  Buyer shall have no right to
          ----------------------------------
assign this Agreement or any of Buyer's rights hereunder without first having obtained Seller's prior written consent to such assignment, which Seller may withhold in its sole and absolute discretion. Subject to the immediately preceding sentence, this Agreement, and the terms, covenants and conditions herein contained, shall be binding upon and inure to the benefit of the parties hereto and their respective successors, heirs and assigns. In no event shall an assignment by Buyer of this Agreement or any of Buyer's rights hereunder release Buyer from its obligations under this Agreement. Notwithstanding anything to the contrary contained in this Agreement, Buyer shall have the right to assign this Agreement to a third party entity formed for the purpose of effecting an off-balance sheet financing for the purchase of the Property and to receive title to the Property. Notwithstanding anything to the contrary contained in this Agreement, Seller shall have the right to assign an undivided interest in this Agreement to a Farallon Entity, so long as any such assignment does not limit any of the obligations of Seller under this Agreement.

     13.10. Exhibits.  Each exhibit to which reference is made in this Agreement
            --------
is deemed incorporated into this Agreement in its entirety by such reference. The exhibits to this Agreement are the following:

            Exhibit A  Legal Description of Real Property
            Exhibit B Title Exceptions Indicated in Seller's Title Policy Exhibit C Lease Information
            Exhibit D  Form of Assignment
            Exhibit E  Deed
            Exhibit F  Bill of Sale
            Exhibit G  SDP Permit

     13.11. Joint and Several Obligations. If more than one  person or entity is
            -----------------------------
included within the party designated hereinabove as Buyer, then each of the obligations imposed upon such party under this Agreement shall be the joint and several obligations of each of such persons or entities.

     13.12. Definition of Business Day. For purposes of this Agreement, the
            ---------------------------
term "business day" shall mean Monday through Friday, inclusive, but excluding any day which is recognized as a legal holiday by the State of California or the United States.

     13.13. Seller's Offer.  Buyer acknowledges and agrees that Seller's
            --------------
execution and delivery of this Agreement constitutes an offer by Seller to sell the Property to Buyer on the terms and conditions set forth in this Agreement.

     13.14  Counterparts.  This Agreement may be executed in counterparts,
            ------------
each of which when taken together as a whole shall constitute one complete document.

14.  Exchange.  At the option of either party, such party may elect to
     --------
consummate the transaction hereunder in whole or in part as a like-kind exchange pursuant to Section 1031 of the Internal Revenue Code of 1986, as amended. If either party (the "Exchanging Party") so elects, the other party (the "Cooperating Party") shall cooperate with the Exchanging Party, executing such documents and taking such action as may be reasonably necessary in order to effectuate this transaction as a like-kind exchange; provided, however, that (i) the Cooperating Party's cooperation hereunder shall be without cost, expense or liability to the Cooperating Party of any kind or character, including, without limitation, any attorneys' fees, costs or expense incurred in connection with the review or preparation of documentation in order to effectuate such like-kind exchange, and the Cooperating Party shall have no obligation to take title to any real property; (ii) the Exchanging Party shall assume all risks in connection with the designation, selection and setting of terms of the purchase or sale of any exchange property; (iii) the Exchanging Party shall bear all costs and expenses in connection with any such exchange transaction in excess of the costs and expenses which would have otherwise been incurred in acquiring or selling the Property by means of a straight purchase, so that the net effect to the Cooperating Party shall be identical to that which would have resulted had this Agreement closed on a purchase and sale; (iv) any documents to effectuate such exchange transaction are consistent with the terms and conditions contained in this Agreement; and (v) the Exchanging Party shall indemnify, defend and hold the Cooperating Party harmless from any and all claims, demands, penalties, loss, causes of action, suits, risks, liability, costs or expenses of any kind or nature (including, without limitation, reasonable attorneys' fees) which the Cooperating Party may incur or sustain, directly or indirectly, related to or in connection with, or arising out of, the consummation of this transaction as a like-kind exchange as contemplated hereunder.

15.  Damages Against Seller.  EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT,
     ----------------------
IN THE EVENT THAT SELLER FAILS TO PERFORM ALL OF SELLER'S OBLIGATIONS UNDER THIS AGREEMENT AND BUYER PERFORMS ALL OF ITS OBLIGATIONS AND TENDERS PERFORMANCE, INCLUDING THE OBLIGATION TO CONSUMMATE THIS TRANSACTION, THEN BUYER MAY MAKE WRITTEN DEMAND TO SELLER FOR PERFORMANCE OF THIS AGREEMENT. IF SELLER FAILS TO COMPLY WITH BUYER'S WRITTEN DEMAND WITHIN TEN (10) DAYS AFTER RECEIPT OF SUCH WRITTEN DEMAND FOR PERFORMANCE, BUYER SHALL HAVE THE EXCLUSIVE RIGHT TO (I) WAIVE SUCH DEFAULT, OR (II) SEEK SPECIFIC PERFORMANCE OF SELLER'S OBLIGATIONS UNDER THIS AGREEMENT. SELLER AGREES THAT THE PROPERTY IS UNIQUE AND THAT DAMAGES FOR FAILURE BY SELLER TO CONSUMMATE THIS TRANSACTION WILL BE IMPRACTICABLE AND EXTREMELY DIFFICULT TO DETERMINE. THEREFORE, IN THE EVENT THAT SELLER FAILS OR REFUSES TO CONSUMMATE THIS TRANSACTION AND BUYER SEEKS SPECIFIC PERFORMANCE, SELLER SPECIFICALLY AGREES THAT THE REMEDY OF SPECIFIC PERFORMANCE IS AN APPROPRIATE REMEDY FOR BUYER, AND SELLER WAIVES AND AGREES NOT TO ASSERT ANY CLAIM OR DEFENSE THAT SPECIFIC PERFORMANCE IS NOT AN APPROPRIATE REMEDY FOR BUYER. NOTHING IN THIS ARTICLE SHALL BE DEEMED A WAIVER OF BUYER'S RIGHT TO SEEK DAMAGES AGAINST SELLER TO THE EXTENT PERMITTED BY THIS AGREEMENT.

__________________________                 _______________________

Buyer's Initials                           Seller's Initials

16.  Termination of New Lease.  Upon the Closing the New Lease shall terminate
     ------------------------
and be of no further force and effect, and Seller shall return to Buyer through escrow on the Closing Date the Letter of Credit delivered by Buyer to Seller pursuant to Section 3.6 of the Lease.

IN WITNESS WHEREOF, the parties have executed this Agreement on the dates set forth below.

SELLER:

TMG NORTH FIRST ASSOCIATES, L.P.,

a Delaware limited partnership

By:  TMG NORTH FIRST LLC,
     a California limited liability company
     Its:  General Partner

By:  THE MARTIN GROUP OF COMPANIES, INC.,
     a California corporation,
     Its:  Managing Member

     By:
         Cathy Greenwold
         Senior Vice President

Date: __________________________

BUYER:

NetIQ Corporation,

a Delaware corporation

By: ____________________________

    ____________________________

    (typed or printed name)

Its: ___________________________

Date: __________________________

                                   EXHIBIT A
                                   ---------

                    LEGAL DESCRIPTION OF THE REAL PROPERTY:

                                (see attached)

                                   EXHIBIT B
                                   ---------

                           (see attached exceptions)

                                   EXHIBIT C
                                   ---------

1.  The New Lease.
2.  Lease dated March 28, 2000 between Seller, as landlord, and Alps Electric
    (USA), Inc., as tenant.

                                   EXHIBIT D
                                   ---------

                   ASSIGNMENT OF CONTRACTS AND OTHER RIGHTS
                   ----------------------------------------

THIS ASSIGNMENT OF CONTRACTS AND OTHER RIGHTS ("Assignment") is dated and effective as of this _____ day of _____________, 2000, and is made by and between ___________________ ("Assignor"), and __________________________, a
__________________________ ("Assignee").

                                   RECITALS
                                   --------

This Assignment is made with reference to the following facts:

     A. Concurrently with this Assignment, Assignor is selling to Assignee, and Assignee is purchasing from Assignor, that real property and related improvements, fixtures and personal property comprising that certain Building commonly known as ______________ Street, located in ______________ County, California (the "Property").

     B. In connection with such purchase and sale, Assignor desires to assign and delegate to Assignee, and Assignee desires to assume, all of Assignor's right, title, interest, duties and obligations in, to and under various contracts and other rights pertaining to the Property and its operation.

     NOW, THEREFORE, in consideration of the purchase price paid by Assignee to Assignor for the Property and for the sum of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor and Assignee agree as follows:

     1.   Assignment of Contracts.  Assignor hereby assigns and delegates to
          -----------------------
Assignee, and Assignee hereby assumes, all of Assignor's right, title, interest, duties and obligations in, to and under all of those contracts listed in Exhibit
                                                                         -------
A attached hereto.
-

     2.   Assignment of Permits. Assignor hereby assigns and delegates to
          ---------------------
Assignee, and Assignee hereby assumes, all of Assignor's right, title, interest, duties and obligations in, to and under all of those permits listed in Exhibit B
                                                                       ---------
attached hereto.

     3.   Assignment of Warranties. Assignor hereby assigns and delegates to
          ------------------------
Assignee, and Assignee hereby assumes, all of Assignor's right, title, interest, duties and obligations in, to and under those warranties listed in Exhibit C
                                                                   ---------
attached hereto.

     4.   Attorneys' Fees. In the event any dispute between the parties hereto
          ---------------
should result in litigation, the prevailing party shall be reimbursed for all reasonable costs in connection thereto, reasonable attorneys fees.

     5.   Successors and Assigns. The terms of this Assignment of Contracts and
          ----------------------
Other Rights shall bind and inure to the benefit of the parties hereto and their respective heirs, legal representatives and successors and assigns.

IN WITNESS WHEREOF, the parties hereto have executed this Assignment as of the date first above written.

                  ASSIGNOR:

                  ASSIGNEE:

                                   EXHIBIT E
                                   ---------

Recorded at the Request of and
When Recorded, Return and
Mail Tax Statements to:


----------------------------------------------

                                  GRANT DEED

   For valuable consideration, the receipt and sufficiency of which are hereby acknowledged, ____________________ ("Grantor") hereby grants to ___________________________________ ("Grantee") that certain real property located in _________________, California, more particularly described in Exhibit A attached hereto and incorporated herein by this reference ("Property").

   The conveyance by Grantor to Grantee pursuant to this Grant Deed is subject to: (i) a lien securing payment of real estate taxes and assessments; (ii) applicable zoning and use laws, ordinances, rules and regulations of any municipality, township, county, state or other governmental agency or authority;
(iii) all matters that would be disclosed by a physical inspection or survey of the Property or that are actually known to Grantee; and (iv) all covenants, conditions, easements, restrictions, liens, encumbrances and other exceptions of record.

IN WITNESS WHEREOF, Grantor has executed this Grant Deed this _____ day of ____, 2000.

                              "Grantor"

                              By:  ____________________________

                              Its:  ___________________________


                              By:  ____________________________

                              Its:  ___________________________

                                   EXHIBIT F
                                   ---------

                                 BILL OF SALE

   FOR VALUABLE CONSIDERATION, receipt of which is hereby acknowledged, the undersigned, ____________ ("Seller") does on the date hereof, grant, convey, transfer, assign, bargain, sell, deliver and set over unto _____________, its successors and assigns ("Buyer") forever, all of the Seller's right, title, and interest in and to the following personal property located in and upon and used in connection with the operation of all the improvements ("Improvements") on the land located in _____________, California, generally known as __________________, as more particularly described on Exhibit A attached hereto
                                                      ---------
(the "Land"): (a) all appliances, parts, instruments, equipment, personal property, appurtenances, accessories, furnishings, fixtures and other property owned by Seller and incorporated or installed in or on and used in connection with the operation of the Improvements or attached to the Land and including without limitation any reports, plans, renderings, permits, approvals, and maps related to the Improvements or Land, (collectively, the "Personal Property"), and (b) an undivided interest in all warranties, guaranties and indemnities, whether those warranties, guaranties and indemnities are express or implied, and all similar rights which Seller may have against any manufacturer, supplier, seller, engineer, contractor or builder, in respect of the Personal Property, or any portion of the Personal Property.

   SELLER MAKES NO WARRANTIES WHATSOEVER, INCLUDING WITHOUT LIMITATION, WARRANTIES OF CONDITION, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS BILL OF SALE, SELLER REPRESENTS AND WARRANTS FOR THE BENEFIT OF BUYER THAT SELLER IS CONVEYING TITLE TO THE PERSONAL PROPERTY TO BUYER FREE AND CLEAR OF ALL LIENS AND ENCUMBRANCES.

   This Bill of Sale shall in all respects be governed by, and construed in accordance with the laws of the State of California, including all matters of construction, validity and performance. In the event of any litigation involving the parties arising out of this Bill of Sale, the prevailing party shall be entitled to recover from the other party such attorneys' fees and costs as may reasonably be incurred, as awarded by the court hearing the matter.

   IN WITNESS WHEREOF, Seller has caused this Bill of Sale to be duly executed and delivered on the day and year first above written.

                              By:  ___________________________

                              Its ____________________________

                                   EXHIBIT G
                                   ---------

                                  SDP PERMIT

                                      -27-